Related Party Transactions	6 Months Ended
Jun. 30, 2011
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
2.	Related Party Transactions

a)
During the six months ended June 30, 2011, the Company recognized $30,000 of management fees for the President of the Company. At June 30, 2011, the Company is indebted to the President of the Company for $59,595. This amount is unsecured, bears no interest and is due on demand.

b)
On February 1, 2011, the Company entered into an employment agreement with its Chief Operating Officer (“COO”). Pursuant to the agreement, the Company granted 2,000,000 shares of common stock for the first year of service at a fair value of $28,000 based on the quoted market price of the stock on the date of grant.  This grant is for the first year of service.  The term of the agreement is 36 months and the agreement is automatically renewable for successive one year.  Refer to Note 4(c).

At June 30, 2011, the Company is indebted to the COO of the Company for $5,762 for expenses paid on behalf of the Company. This amount is unsecured, bears no interest and is due on demand.

c)
On February 1, 2011, the Company issued 100,000 stock options to the COO with an exercise price of $0.25 per share. The 100,000 stock options are exercisable until February 1, 2021.  50,000 vest on August 1, 2011, 25,000 vest on January 1, 2012 and 25,000 stock options vest on August 1, 2012.  The fair value for these stock options was estimated at the date of grant using the Black-Scholes options-pricing model assuming a weighted average expected life of 10.1 years, a risk-free rate of 3.48%, an expected volatility of 250%, and a 0% dividend yield.  The weighted fair value of stock options was $0.014 per share.  During the six months ended June 30, 2011, the Company recorded stock-based compensation of $833 as management fees.